Exhibit 10.1
PAYMENT IN KIND AGREEMENT

THIS PAYMENT IN KIND AGREEMENT (the “Agreement”) is dated and effective as of the 27th day of April, 2009, between SMF Energy Corporation (the “Company”) and the undersigned holder (the “Preferred Stockholder”) of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and Series C Convertible Preferred Stock (the “Series C Preferred Stock”), as applicable.

RECITALS

WHEREAS, on December 31, 2008, the Board of Directors declared, but has not yet paid, dividends of (i) Sixteen Dollars and Eighty-Two Cents ($16.82) per share on its outstanding shares of Series A Preferred Stock, (ii) Twenty-Seven Dollars and Fifty-Two Cents ($27.52) per share on its outstanding shares of Series B Preferred Stock and (iii) Twenty-Six Dollars and Eighteen Cents ($26.18) per share on its outstanding shares of Series C Preferred Stock, to be paid to the Preferred Stockholders of record at the close of business on January 21, 2009, for the quarter ended December 31, 2008 (the “December Dividends”);

WHEREAS, the Company acknowledges that, at such time as it is declared by the Board of Directors, it will be obligated to pay dividends of (i) Sixteen Dollars and Twenty-Seven Cents ($16.27) per share on its outstanding shares of Series A Preferred Stock, (ii) Twenty-Six Dollars and Sixty-Three Cents ($26.63) per share on its outstanding shares of Series B Preferred Stock and (iii) Nineteen Dollars and Twenty-Three Cents ($19.23) per share on its outstanding shares of Series C Preferred Stock, to the Preferred Stockholders of record as of a date to be determined by the Board of Directors, for the quarter ended March 31, 2009 (the “March Dividends”); and

WHEREAS, the Company desires to pay the December Dividends and the March Dividends with unregistered shares of the Company’s common stock (“Common Shares”) instead of cash and the Preferred Stockholder desires to accept Common Shares as payment for the December Dividends and March Dividends.

NOW, THEREFORE, BE IT RESOLVED, that in consideration of the mutual promises and other good and valuable consideration set forth herein, the Company and the Preferred Stockholder agree as follows:

AGREEMENT

1.           Payment in Kind.  The Company agrees to issue, and the Preferred Stockholder agrees to accept, as payment in kind for the amounts due for the December Dividends and the March Dividends, Common Shares in the amounts set forth on the signature page hereto.  The Common Shares shall be valued at $0.23 per share, which was the Official Closing Price on the Nasdaq Stock Market on April 24, 2009, the trading day immediately preceding the date of this Agreement.  The Common Shares will be issued as soon as practicable upon completion and execution of this Agreement and the Investment Representation Statement attached hereto.

2.           Registration of Common Shares.  The Common Shares shall be deemed to be “Registrable Securities” under the Registration Rights Agreement appended to the Securities Purchase Agreements between the Preferred Stockholder and the Company relating to the purchase of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, except that the Preferred Stockholder shall be deemed to have requested such registration immediately upon execution of this Agreement and the Company agrees to use reasonable commercial efforts to file a new registration statement with the SEC covering the Common Shares as soon as practicable or, if an existing “shelf” registration can be used for such registration, to take all necessary steps to include the Common Shares within such shelf registration.  The Company further agrees that, if a new registration statement is necessary, it will make reasonable commercial efforts to file such registration statement within 60 days following the date hereof and to cause such registration statement or amendment to become effective within 120 days of the date hereof.

3.           Miscellaneous.  The terms of this Agreement may not be amended except by a writing signed by the parties; (b) no failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; (c) this Agreement shall be binding on and inure to the benefit of each party hereto and his or its legal representatives, successors and assigns; (d) this Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to conflicts of law rules; (e) this Agreement may be signed in counterparts, with the same effect as if the signatures were upon the same instrument; (f) this Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior agreements and understandings relating thereto; (g) this Agreement does not confer any rights or remedies upon any person other than the parties hereto; and (h) if any provision of this Agreement shall be found to be invalid, illegal or unenforceable, the remaining provisions shall not be affected or impaired thereby.

[Remainder of page left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

SMF ENERGY CORPORATION

Accepted:May 5, 2009

By:
Richard E. Gathright,
Chief Executive Officer and President

PREFERRED STOCKHOLDER

Name of Preferred Stockholder (printed or typed)

By:

(if entity) Name & title:

Series A Convertible Preferred Stock—Number of Shares Held:
Amount of December Dividends:	$
Amount of March Dividends:	$
Total Series A Dividends Due:	$
Common Shares to be Issued for Series A:

Series B Convertible Preferred Stock—Number of Shares Held:
Amount of December Dividends:	$
Amount of March Dividends:	$
Total Series B Dividends Due:	$
Common Shares to be Issued for Series B:

Series C Convertible Preferred Stock—Number of Shares Held:
Amount of December Dividends:	$
Amount of March Dividends:	$
Total Series C Dividends Due:	$
Common Shares to be Issued for Series C:
TOTAL COMMON SHARES TO BE ISSUED:

Attachment
to Payment in Kind Agreement

INVESTMENT REPRESENTATION STATEMENT

HOLDER:_____________________________________________

COMPANY:    SMF ENERGY CORPORATION

SECURITY:     COMMON STOCK

NUMBER OF COMMON SHARES:__________________________

In connection with the purchase of the Common Shares listed above (the “Securities”), the undersigned (“Holder”) represents to Company the following:

(a)           Holder is aware of Company’ s business affairs and financial condition, and has acquired sufficient information about Company to reach an informed and knowledgeable decision to acquire the Securities.  Holder is purchasing these Securities for Holder’s own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Holder understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein.

(c)           Holder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.  In addition, Holder understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for Company.

(d)           Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non- public offering subject to the satisfaction of certain conditions.

(e)           Holder further understands that at the time Holder wishes to sell the Securities there may be no public market upon which to make such a sale.

(f)           Holder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with another registration exemption will be required, and no such exemption may be available.

Signature of Holder:

Date:  April 27, 2009                             _________________________________________